UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


Date of Report (Date of        January 9, 2001 (November 17, 2000)
  earliest event reported):    -----------------------------------

             Whatsupmusic.com, Inc. (formerly Angelaudio.com, Inc.)
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Nevada                            000-26493                        0390251
------                            ---------                        -------
(State or Other                (Commission File                 (IRS Employer
Jurisdiction of                     Number)                     Identification
Incorporation)                                                      Number)


1130 West Pender Street, Vancouver, British Columbia, Canada        V6E 4A4
------------------------------------------------------------        -------
(Address of principal executive offices)                           (Zip Code)


                                 (604) 642-6435
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

         In November 2000 the Company changed its name to Whatsupmusic.com, Inc., which name change was accepted by the Nevada Secretary of State on November 17, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Whatsupmusic.com, Inc.
                                            (formerly Angelaudio.com, Inc.)
                                            Registrant

DATED: January 9, 2001                      By: /s/ Ian Stuart
                                                --------------
                                                President